EXHIBIT 99.1

              Computational Materials filed on October 19, 2004.

                  IndyMac INDX Mortgage Loan Trust 2004-AR12
                      Mortgage Pass-Through Certificates



                        Preliminary Marketing Materials





                          $403,611,938 (Approximate)






                               IndyMac MBS, Inc.
                                   Depositor


                        [LOGO OMITTED] IndyMac Bank(R)
                          Seller and Master Servicer


                        [LOGO OMITTED] UBS Investment
                                           Bank

                                  Underwriter

                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller and Master Servicer"). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials"), which have been prepared by UBS in reliance upon information furnished by the Seller and Master Servicer. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



       THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS).
    UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN
                   CONNECTION WITH THE PROPOSED TRANSACTION.








------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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

[LOGO OMITTED] UBS Investment                      Computational Materials for
                   Bank             IndyMac INDX Mortgage Loan Trust 2004-AR12
------------------------------------------------------------------------------

Preliminary Term Sheet                         Date Prepared: October 19 2004

                  IndyMac INDX Mortgage Loan Trust 2004-AR12
                      Mortgage Pass-Through Certificates
                          $403,611,938 (Approximate)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

=======================================================================================================================
            Principal                                                                                     Expected
              Amount        WAL (Yrs)     Pmt Window (Mths)      Interest                                 Ratings
 Class    (Approx) (1)     Call/ Mat(2)      Call/ Mat(2)       Rate Type        Tranche Type           S&P/Moody's
 -----    ------------     ------------      ------------       ---------        ------------           -----------
  A-1     $338,731,000      3.65/3.99        1-114/1-360       Floater (3)       Super Senior,             AAA/Aaa
  A-2      $37,637,000      3.65/3.99        1-114/1-360       Floater (3)      Senior Support,            AAA/Aaa
A-X-1(4)    Notional          NA/NA             NA/NA           Variable         Senior/NAS IO             AAA/Aaa
A-X-2(5)    Notional          NA/NA             NA/NA           Variable          Senior/WAC               AAA/Aaa
  A-R         $100               Not Marketed Hereby            Variable        Senior/Residual            AAA/Aaa
  B-1      $10,696,000      6.23/6.99        1-114/1-360       Floater (6)    Subordinate Floater           AA/Aa2
  B-2       $6,054,000      6.23/6.99        1-114/1-360       Floater (6)    Subordinate Floater            A/A2
  B-3       $2,825,000      6.23/6.99        1-114/1-360       Floater (6)    Subordinate Floater          BBB/Baa2
  B-4       $3,633,000                                                        Subordinate Floater           BB/NR
  B-5       $2,422,000       Privately Offered Certificates                   Subordinate Floater            B/NR
  B-6       $1,613,938                                                        Subordinate Floater           NR/NR
 Total     403,611,938
=======================================================================================================================

(1) Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class A-1, Class A-2, Class A-X-1, Class A-X-2, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class A-1 Certificates and Class A-2 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the Class A-X-1 Notional Balance Schedule provided herein. Beginning on the Distribution Date in May 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.

(5) The Class A-X-2 Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of
     (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X-2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only component of the Class A-X-2 Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the principal only component of the Class A-X-2 Certificates, as described herein.

------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                   Bank             IndyMac INDX Mortgage Loan Trust 2004-AR12
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(6)  For each Distribution Date, the Certificate Interest Rate for the Class
     B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.



























































------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                   Bank             IndyMac INDX Mortgage Loan Trust 2004-AR12
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
Depositor:                            IndyMac MBS, Inc.

Lead Underwriter:                     UBS Securities LLC

Co-Manager:                           Greenwich Capital Markets, Inc., Goldman, Sachs & Co

Seller and Master
Servicer:                             IndyMac Bank, F.S.B.

Trustee:                              Deutsche Bank National Trust Company.

Cut-off Date:                         November 1, 2004.

Expected Pricing Date:                October [20], 2004.

Closing Date:                         On or about November 5, 2004.

Distribution Date:                    The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2004.

Certificates:                         The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-X-1 and Class A-
                                      X-2 Certificates (collectively the "Class A Certificates" ), and Class A-R Certificate. The
                                      Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the "Subordinate Certificates." The Senior Certificates and the
                                      Subordinate Certificates are collectively referred to herein as the "Certificates." The
                                      Class A- 1, Class A-2 Certificates and the Subordinate Certificates are referred to herein as the "LIBOR Certificates". The Senior Certificates and the Class B-1, Class B-2 and Class
                                      B-3 Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest:                     The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class A-X-1 and Class
                                      A-X-2 will include [4] days of accrued interest.

Interest Accrual Period:              The interest accrual period with respect to the Class A-1, Class A-2 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class
                                      A-R, Class A-X-1 and Class A-X-2 and Subordinate Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:                         The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:                One or more REMIC elections will be made with respect to designated portions of the Trust.
                                      It is anticipated that (exclusive of any rights to receive any Carryover Shortfall Amounts)
                                      the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a
                                      REMIC residual interest for tax purposes.



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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
ERISA Eligibility:                    The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                                      Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:                      The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:                 The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                                      (the "Optional Call Date").

Pricing Prepayment
Speed:                                The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:                       The "Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                                      For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and
                                      (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to
                                      Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                                      Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the
                                      Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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
Credit Enhancement:                   Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.


                                      Credit enhancement for the Senior Certificates will consist of the subordination of the
                                      Class B- 1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially
                                      [6.75]% total subordination.

                                      Credit enhancement for the Class B-1 Certificates will consist of the subordination of the
                                      Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.10]%
                                      total subordination.

                                      Credit enhancement for the Class B-2 Certificates will consist of the subordination of the
                                      Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.60]% total subordination.

                                      Credit enhancement for the Class B-3 Certificates will consist of the subordination of the
                                      Class B-4, Class B-5 and Class B-6 Certificates, initially [1.90]% total subordination.



Shifting Interest:                    Until the Distribution Date occurring in December 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                                      Certificates will receive increasing portions of unscheduled principal.

                                      The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                      Periods:                                    Unscheduled Principal Payments (%)
                                      --------                                    ----------------------------------
                                      December 2004 - November 2014                   0% Pro Rata Share
                                      December 2014 - November 2015                  30% Pro Rata Share
                                      December 2015 - November 2016                  40% Pro Rata Share
                                      December 2016 - November 2017                  60% Pro Rata Share
                                      December 2017 - November 2018                  80% Pro Rata Share
                                      December 2018 and after                       100% Pro Rata Share

                                      However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December
                                      2007, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in December 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.


                                      Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                                      Certificates.


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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
                                      Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the
                                      Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates
                                      will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.



                                      Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.


Allocation of
Realized Losses:                      Any realized losses on the Mortgage Loans will be allocated as follows: first, to the
                                      Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the
                                      Senior Certificates (other than the Class A-X-1 Certificates) any realized losses on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, except that any realized losses on the mortgage loans that would otherwise be allocated to the Class A-1 Certificates will instead be allocated to the Class
                                      A-2 Certificate until its balance is reduced to zero.

Net Mortgage Rate:                    The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                          The "Net WAC Cap" for the Class A-1 and Class A-2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans less (y) the Certificate Interest
                                      Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class A-1 and Class A-2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.


                                      The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of the
                                      Net Mortgage Rates of the Mortgage Loans adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                               The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i)
                                      the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class
                                      (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution
                                      Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The
                                      Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X-2 Certificates (after the reduction due to Net Deferred
                                      Interest allocable to the Class A-X-2 Certificates) and additionally only in the case of the
                                      Class A-1 and A-2 Certificates, amounts


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            8
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment                      Computational Materials for
                   Bank             IndyMac INDX Mortgage Loan Trust 2004-AR12
------------------------------------------------------------------------------


                                      available from the related Yield Maintenance Agreement, on such Distribution Date or future
                                      Distribution Dates.


Adjusted Cap Rate:                    The "Adjusted Cap Rate" for the Class A-1 and Class A-2 Certificates and for any
                                      Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a)


                                      the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date, minus (iii) the product of (a) the pass-through rate of the Class A-X-1 Certificate for the interest accrual period for that Distribution
                                      Date, and (b) a fraction, the numerator of which is the notional amount of the Class A-X-1
                                      Certificate immediately prior to that Distribution Date, and the denominator of which is the class certificate balance of the Class A-1 and Class A-2 Certificates immediately prior to that Distribution Date, in each case, adjusted for the related interest accrual period.

                                      The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution Date
                                      equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Mortgage Loans by a per
                                      annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans
                                      for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                                      The "Adjusted Cap Rate" for the Class A-X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans
                                      for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and
                                      (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-R, Class A-1, Class A-2 and
                                      Subordinate Certificates.



Net Deferred Interest:                The "Net Deferred Interest" for a Distribution Date is the excess, if any, of Deferred
                                      Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                                      For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            9
------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


Class A-X-1 Notional
Balance Schedule:

   Period   Group 1 Component Notional Balance       Period       Group 1 Component Notional Balance
   ------   ----------------------------------       ------       ----------------------------------
      1               376,368,100.00                   22                   100,546,478.38
      2               352,948,823.04                   23                    94,458,876.59
      3               331,848,897.71                   24                    88,724,564.21
      4               311,920,937.08                   25                    83,297,113.25
      5               293,099,804.94                   26                    78,185,838.41
      6               275,349,708.44                   27                    73,372,150.81
      7               258,610,521.86                   28                    68,838,889.61
      8               242,819,961.85                   29                    64,569,884.91
      9               227,918,205.70                   30                    60,550,004.67
     10               213,849,978.66                   31                    56,764,981.61
     11               200,569,391.51                   32                    53,201,536.57
     12               188,033,168.75                   33                    49,846,990.94
     13               176,147,138.81                   34                    46,689,502.12
     14               164,929,731.44                   35                    43,717,937.32
     15               155,094,010.62                   36                    40,921,747.99
     16               145,831,586.19                   37                    38,277,677.86
     17               137,108,854.63                   38                    36,183,830.95
     18               128,894,086.16                   39                    34,205,983.91
     19               121,157,697.72                   40                    32,337,683.72
     20               113,871,673.06                   41                    30,572,843.64
     21               107,009,578.14           42 and thereafter                  0


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            10
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


 Yield Maintenance
 Agreements:            On the Closing Date, the Trustee will enter into a
                        "Yield Maintenance Agreement", or "YMA", with a counterparty (the "Counterparty") for the benefit of each of the Class A-1 Certificates and Class A-2
                        Certificates. The notional balance of the YMA for any Distribution Date and the Class A-1and Class A-2
                        Certificates is subject to a maximum equal to the principal balance of the Class A-1 and Class A-2
                        Certificates immediately prior to such Distribution
                        Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.13]%. The Yield Maintenance Agreement will terminate after the Distribution Date in January 2015.
                        Any payments received from the related Yield Maintenance
                        Agreement will be used to pay Carryover Shortfall
                        Amounts on the Class A-1 and Class A-2 Certificates.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            11
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------

Yield Maintenance
Schedule:

Period     Date    Balance        Strike     Period    Date      Balance      Strike     Period      Date     Balance       Strike
     0   11/05/04  376,368,000         -       42    05/25/08  173,289,876      9.08         83    10/25/11  78,032,863       9.08
     1   12/25/04  368,132,822         -       43    06/25/08  169,490,831      8.77         84    11/25/11  76,522,266       8.77
     2   01/25/05  362,672,101      8.03       44    07/25/08  166,257,509      9.08         85    12/25/11  75,040,257       9.08
     3   02/25/05  357,293,085      8.06       45    08/25/08  163,084,904      8.77         86    01/25/12  73,586,300       8.77
     4   03/25/05  351,994,463      9.01       46    09/25/08  159,971,885      8.77         87    02/25/12  72,159,872       8.77
     5   04/25/05  346,774,950      8.13       47    10/25/08  156,917,344      9.08         88    03/25/12  70,760,456       9.41
     6   05/25/05  341,633,280      8.44       48    11/25/08  153,920,191      8.77         89    04/25/12  69,387,549       8.77
     7   06/25/05  336,568,209      8.19       49    12/25/08  150,979,357      9.08         90    05/25/12  68,040,653       9.08
     8   07/25/05  331,578,512      8.50       50    01/25/09  148,093,794      8.77         91    06/25/12  66,719,283       8.77
     9   08/25/05  326,662,989      8.24       51    02/25/09  145,262,471      8.77         92    07/25/12  65,422,960       9.08
    10   09/25/05  321,820,456      8.27       52    03/25/09  142,484,378      9.76         93    08/25/12  64,151,217       8.77
    11   10/25/05  317,049,751      8.58       53    04/25/09  139,758,524      8.77         94    09/25/12  62,903,592       8.77
    12   11/25/05  312,264,996      8.31       54    05/25/09  137,083,935      9.08         95    10/25/12  61,679,634       9.08
    13   12/25/05  307,552,242      8.63       55    06/25/09  134,459,656      8.77         96    11/25/12  60,478,901       8.77
    14   01/25/06  302,910,330      8.36       56    07/25/09  131,884,749      9.08         97    12/25/12  59,300,957       9.08
    15   02/25/06  298,338,121      8.38       57    08/25/09  129,358,294      8.77         98    01/25/13  58,145,376       8.77
    16   03/25/06  293,834,495      9.34       58    09/25/09  126,879,388      8.77         99    02/25/13  57,011,739       8.77
    17   04/25/06  289,398,349      8.41       59    10/25/09  124,447,144      9.08        100    03/25/13  55,899,634       9.76
    18   05/25/06  285,028,603      8.72       60    11/25/09  122,060,693      8.77        101    04/25/13  54,808,659       8.77
    19   06/25/06  280,724,191      8.44       61    12/25/09  119,719,180      9.08        102    05/25/13  53,738,417       9.08
    20   07/25/06  276,484,068      8.75       62    01/25/10  117,421,768      8.77        103    06/25/13  52,688,519       8.77
    21   08/25/06  272,307,204      8.47       63    02/25/10  115,167,634      8.77        104    07/25/13  51,658,586       9.08
    22   09/25/06  266,643,139      8.49       64    03/25/10  112,955,970      9.76        105    08/25/13  50,648,241       8.77
    23   10/25/06  261,085,495      8.80       65    04/25/10  110,785,986      8.77        106    09/25/13  49,657,118       8.77
    24   11/25/06  255,632,299      8.51       66    05/25/10  108,656,902      9.08        107    10/25/13  48,684,857       9.08
    25   12/25/06  250,281,612      8.82       67    06/25/10  106,567,957      8.77        108    11/25/13  47,731,104       8.77
    26   01/25/07  245,031,531      8.53       68    07/25/10  104,518,400      9.08        109    12/25/13  46,795,512       9.08
    27   02/25/07  239,880,190      8.54       69    08/25/10  102,507,498      8.77        110    01/25/14  45,877,739       8.77
    28   03/25/07  234,825,757      9.51       70    09/25/10  100,534,528      8.77        111    02/25/14  44,977,452       8.77
    29   04/25/07  229,866,432      8.56       71    10/25/10   98,598,783      9.08        112    03/25/14  44,094,322       9.76
    30   05/25/07  225,000,450      8.87       72    11/25/10   96,699,567      8.77        113    04/25/14  43,228,028       8.77
    31   06/25/07  220,226,080      8.58       73    12/25/10   94,836,199      9.08        114    05/25/14  42,378,253       9.08
    32   07/25/07  215,541,621      8.89       74    01/25/11   93,008,010      8.77        115    06/25/14  41,544,688       8.77
    33   08/25/07  210,945,404      8.59       75    02/25/11   91,214,342      8.77        116    07/25/14  40,727,027       9.08
    34   09/25/07  206,435,791      8.60       76    03/25/11   89,454,551      9.76        117    08/25/14  39,924,973       8.77
    35   10/25/07  202,011,176      8.91       77    04/25/11   87,728,003      8.77        118    09/25/14  39,138,232       8.77
    36   11/25/07  197,669,979      8.62       78    05/25/11   86,034,079      9.08        119    10/25/14  38,366,516       9.08
    37   12/25/07  193,410,654      8.92       79    06/25/11   84,372,168      8.77        120    11/25/14  37,609,543       8.77
    38   01/25/08  189,231,680      8.63       80    07/25/11   82,741,673      9.08        121    12/25/14  36,867,036       9.08
    39   02/25/08  185,131,565      8.63       81    08/25/11   81,142,006      8.77        122    01/25/15  36,138,723       8.77
    40   03/25/08  181,108,846      9.26       82    09/25/11   79,572,591      8.77        123    02/25/15  35,424,337       8.77
    41   04/25/08  177,162,087      8.64       82    09/25/11   79,572,591      8.77        124    03/25/15          -        9.76


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            12
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


Certificates Priority
of Distributions:       Available funds from the Mortgage Loans will be
                        distributed in the following order of priority:

                         1)   Senior Certificates, accrued and unpaid
                              interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X-2 Certificates);

                         2) Principal to the Class A-R Certificates, Class A-1 Certificates, Class A-2 Certificates and principal-only component of the Class A-X-2 Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class A-X-2 Certificates) has been reduced to zero, up to the principal allocable for such classes;

                         3)   Class A-1 and Class A-2 and Subordinate
                              Certificates (on a pro rata basis), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class A-1 Certificates and Class A-2 Certificates) solely from amounts otherwise distributable with respect to the Class A-X-2 Certificates;

                         4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                         5) Class B-1 Certificates, principal allocable to such Class;

                         6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                         7) Class B-2 Certificates, principal allocable to such Class;

                         8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                         9) Class B-3 Certificates, principal allocable to such Class;

                        10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                        11)   Class A-R Certificate, any remaining amount.

                        * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            13
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------

                        Initial Mortgage Loan Statistics
                             As of the Cut-off Date


Total Current Balance:              $403,611,938
 Number Of Loans:                          1,376

                                                       Minimum           Maximum

Average Current Balance:                $293,323       $50,384        $1,990,832
Average Original Balance:               $294,103       $50,500        $2,000,000

Weighted Average Current Mortgage Rate:    4.528%        1.000%            5.795%
Weighted Average Gross Margin:             3.068%        2.000%            4.200%
Weighted Average Maximum Mortgage Rate:    9.844%        7.700%            9.950%

Weighted Average Original Ltv Ratio:       72.06%        14.42%            95.00%

Weighted Average Negative
  Amortization Limit:                     110.00%       110.00%           110.00%
Weighted Average Payment Cap:               7.50%         7.50%             7.50%
Weighted Average Recast Frequency:            60            60                60

Weighted Average Credit Score:               705           618               819

Weighted Average Original Term:              360 months    360 months        360 months
Weighted Average Remaining Term:             359 months    353 months        360 months

Weighted Average Months To Roll:               1 months      1 months          1 months
Weighted Average Rate Adjustment Frequency:    1 months      1 months          1 months

First Payment Date:                               May 01, 2004      Dec 01, 2004
Maturity Date:                                    Apr 01, 2034      Nov 01, 2034

Top State Concentrations ($):   50.99% California,  8.23% New Jersey, 7.94 %  Florida

Maximum Zip Code Concentration ($):    0.64 %  92131

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            14
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------



CURRENT UNPAID          Number           Unpaid Principal   % of Pool by
PRINCIPAL BALANCE       of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
50,001 - 100,000              63                5,263,704                 1.3
100,001 - 150,000            169               21,332,808                5.29
150,001 - 200,000            231               40,656,622               10.07
200,001 - 250,000            194               43,857,098               10.87
250,001 - 300,000            172               47,568,046               11.79
300,001 - 350,000            138               44,997,965               11.15
350,001 - 400,000            119               44,640,735               11.06
400,001 - 450,000             74               31,624,847                7.84
450,001 - 500,000             91               43,871,352               10.87
500,001 - 550,000             34               17,986,118                4.46
550,001 - 600,000             24               13,911,684                3.45
600,001 - 650,000             43               27,246,591                6.75
650,001 - 700,000             10                6,846,611                 1.7
700,001 - 750,000              3                2,236,431                0.55
750,001 - 800,000              4                3,120,924                0.77
800,001 - 850,000              1                  820,000                 0.2
900,001 - 950,000              1                  944,780                0.23
950,001 - 1,000,000            3                2,972,145                0.74
1,500,001 - 1,750,000          1                1,722,643                0.43
1,750,001 - 2,000,000          1                1,990,832                0.49
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100



                        Number           Unpaid Principal   % of Pool by
FICO                    of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
N/A                            6                1,979,872                0.49
601 - 620                      4                  939,895                0.23
621 - 640                    117               33,205,123                8.23
641 - 660                    155               47,537,865               11.78
661 - 680                    176               53,071,989               13.15
681 - 700                    214               67,175,429               16.64
701 - 720                    179               53,296,227                13.2
721 - 740                    161               46,131,762               11.43
741 - 760                    132               34,788,541                8.62
761 - 780                    134               38,372,768                9.51
781 - 800                     74               19,886,401                4.93
801 - 820                     24                7,226,065                1.79
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            15
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


                        Number           Unpaid Principal   % of Pool by
Lien Status             of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
First Lien                 1,376              403,611,938                 100
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


                        Number           Unpaid Principal   % of Pool by
Original LTV(%)         of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
50.00 or less                100               23,222,805                5.75
50.01 - 55.00                 38               10,100,946                 2.5
55.01 - 60.00                 54               15,476,007                3.83
60.01 - 65.00                 82               25,011,649                 6.2
65.01 - 70.00                155               50,804,865               12.59
70.01 - 75.00                359              111,680,420               27.67
75.01 - 80.00                526              154,028,212               38.16
80.01 - 85.00                 20                5,188,675                1.29
85.01 - 90.00                 16                3,134,992                0.78
90.01 - 95.00                 26                4,963,367                1.23
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100



                        Number           Unpaid Principal   % of Pool by
Documentation           of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
Full                         357               90,045,382               22.31
No Income No Asset           198               56,177,385               13.92
Reduced                      741              240,240,397               59.52
Stated Doc                    80               17,148,774                4.25
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            16
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


                        Number           Unpaid Principal   % of Pool by
Loan Purpose            of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------

Cash Out Refi                661              191,837,753               47.53
Purchase                     426              135,364,919               33.54
Rate & Term Refi             289               76,409,265               18.93
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100



                        Number           Unpaid Principal   % of Pool by
Property Type           of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
Single Family                866              258,273,425               63.99
Pud                          261               80,313,840                19.9
Condomimium                  125               30,345,233                7.52
Two Family                    57               17,888,958                4.43
High Rise Condo
 (gt 8 floors)                27                6,726,714                1.67
Townhouse                     26                6,144,130                1.52
Three Family                   7                2,601,527                0.64
Four Family                    7                1,318,112                0.33
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


                        Number           Unpaid Principal   % of Pool by
Occupancy Status        of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
Owner Occupied             1,253              378,954,769               93.89
Investor Occupied             87               16,098,524                3.99
Second Home                   36                8,558,645                2.12
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            17
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


                        Number           Unpaid Principal   % of Pool by
State                   of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
Southern California          373              134,386,591                33.3
Northern California          210               71,434,182                17.7
New Jersey                   119               33,230,415                8.23
Florida                      139               32,033,002                7.94
New York                      68               21,543,692                5.34
Colorado                      43               10,226,687                2.53
Virginia                      36               10,054,040                2.49
Nevada                        26                7,856,614                1.95
Massachusetts                 22                7,653,941                 1.9
Maryland                      25                7,191,675                1.78
Other                        315               68,001,098               16.85
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


                        Number           Unpaid Principal   % of Pool by
Zip Code                of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
92131                          6                2,593,825                0.64
90046                          4                2,237,784                0.55
90272                          1                1,990,832                0.49
94080                          3                1,860,980                0.46
90094                          5                1,815,371                0.45
91913                          5                1,797,617                0.45
92883                          4                1,749,936                0.43
94022                          1                1,722,643                0.43
92253                          4                1,664,538                0.41
95121                          4                1,658,152                0.41
Other                      1,339              384,520,260               95.27
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


Remaining Months        Number           Unpaid Principal   % of Pool by
to Maturity             of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
301 - 360                  1,376              403,611,938                 100
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            18
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


                        Number           Unpaid Principal   % of Pool by
INDEX                   of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
MTA                        1,376              403,611,938                 100
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


                        Number           Unpaid Principal   % of Pool by
Penalty (months)        of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
 0                           135               44,407,131                  11
12                           110               43,439,944               10.76
24                            32               11,824,845                2.93
36                         1,099              303,940,018               75.31
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


Next                    Number           Unpaid Principal   % of Pool by
Adjustment Date         of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
1-Jun-04                       1                  111,571                0.03
1-Jul-04                       6                4,017,715                   1
1-Aug-04                      19                5,047,928                1.25
1-Sep-04                      39               10,896,708                 2.7
1-Oct-04                      49               14,978,756                3.71
1-Nov-04                     107               40,864,774               10.12
1-Dec-04                   1,104              312,061,198               77.32
1-Jan-05                      51               15,633,289                3.87
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100


Life                    Number           Unpaid Principal   % of Pool by
Maximum Rate (%)        of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
7.501 - 8.000                  5                1,159,070                0.29
8.501 - 9.000                 97               31,676,094                7.85
9.001 - 9.500                  9                2,826,483                 0.7
9.501 - 10.000             1,265              367,950,291               91.16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            19
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------

Total:                     1,376              403,611,938                 100


                        Number           Unpaid Principal   % of Pool by
Margin (%)              of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
1.501 - 2.000                  1                  375,303                0.09
2.001 - 2.500                127               45,451,841               11.26
2.501 - 3.000                340              107,286,666               26.58
3.001 - 3.500                797              219,297,177               54.33
3.501 - 4.000                107               29,862,163                 7.4
4.001 - 4.500                  4                1,338,787                0.33
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100




                        Number           Unpaid Principal   % of Pool by
Current Rate (%)        of Loans         Balance ($)        Principal Balance
--------------------------------------------------------------------------------
0.501 - 1.000                 31                9,356,480                2.32
1.001 - 1.500                 15                5,235,600                 1.3
1.501 - 2.000                  3                  735,750                0.18
2.001 - 2.500                  2                  305,459                0.08
3.501 - 4.000                 63               20,522,916                5.08
4.001 - 4.500                333              109,788,872                27.2
4.501 - 5.000                730              204,868,675               50.76
5.001 - 5.500                195               51,375,936               12.73
5.501 - 6.000                  4                1,422,250                0.35
--------------------------------------------------------------------------------
Total:                     1,376              403,611,938                 100



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            20
--------------------------------------------------------------------------------

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


                          Weighted Average Life Tables


Class 1-A-1 To Optional Call Date
--------------------------------------------------------------------------------
                          10 CPR     15 CPR      20 CPR     30 CPR     40 CPR
--------------------------------------------------------------------------------
                    WAL     6.77       4.79        3.65       2.37       1.69
                Mod Dur     6.02       4.40        3.42       2.27       1.64
 Principal Window Begin        1          1           1          1          1
   Principal Window End      205        149         114         74         53
--------------------------------------------------------------------------------


Class 1-A-2 To Optional Call Date
--------------------------------------------------------------------------------
                          10 CPR     15 CPR      20 CPR     30 CPR     40 CPR
--------------------------------------------------------------------------------
                    WAL     6.77       4.79        3.65       2.37       1.69
                Mod Dur     5.98       4.38        3.40       2.26       1.64
 Principal Window Begin        1          1           1          1          1
   Principal Window End      205        149         114         74         53
--------------------------------------------------------------------------------


Class B-1 To Optional Call Date
--------------------------------------------------------------------------------
                          10 CPR     15 CPR      20 CPR     30 CPR     40 CPR
--------------------------------------------------------------------------------
                    WAL    11.24       8.14        6.23       4.41       3.38
                Mod Dur     9.51       7.18        5.65       4.11       3.19
 Principal Window Begin        1          1           1          1          1
   Principal Window End      205        149         114         74         53
--------------------------------------------------------------------------------


Class B-2 To Optional Call Date
--------------------------------------------------------------------------------
                          10 CPR     15 CPR      20 CPR     30 CPR     40 CPR
--------------------------------------------------------------------------------
                    WAL    11.24       8.14        6.23       4.41       3.38
                Mod Dur     9.21       7.01        5.54       4.05       3.16
 Principal Window Begin        1          1           1          1          1
   Principal Window End      205        149         114         74         53
--------------------------------------------------------------------------------


Class B-3 To Optional Call Date
--------------------------------------------------------------------------------
                          10 CPR     15 CPR      20 CPR     30 CPR     40 CPR
--------------------------------------------------------------------------------
                    WAL    11.24       8.14        6.23       4.41       3.38
                Mod Dur     8.56       6.63        5.30       3.92       3.08
 Principal Window Begin        1          1           1          1          1
   Principal Window End      205        149         114         74         53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            21
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

[Logo omitted] UBS Investment                        Computational Materials for
                   Bank               IndyMac INDX Mortgage Loan Trust 2004-AR12
--------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:


                 ----------------------------------------------------------
                                       UBS Securities LLC
                 ----------------------------------------------------------
                                   MBS Trading & Structuring

                 Brian Bowes                        (212) 713-2860
                 Adam Yarnold                       (212) 713-2860
                 Margarita Genis                    (212) 713-2860


                                    Asset-Backed Finance

                 Paul Scialabba                     (212) 713-9832
                 Steven Warjanka                    (212) 713-2466

                                        Collateral
                 Verdi Contente                     (212) 713-2713
                 Michael Braylovsky                 (212) 713-3744

                 ----------------------------------------------------------


                 ----------------------------------------------------------
                                         Rating Agencies
                 ----------------------------------------------------------

                                       Moody's Investors Service
                 Joe Groholtoski       Tel:  (212) 553-4619
                                       Email: joseph.groholtoski@moodys.com

                                       Standard & Poors
                 Victor Bhagat         Tel:  (212) 438-1130
                                       Email: bhagat@standardandpoors.com
                 ----------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                            22
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